[FORM OF PROXY CARD]

PROACTIVE ASSET ALLOCATION FUNDS

OPTI-flex® DYNAMIC FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Jeffrey J. Unterreiner and Tonjua G. Donnelly, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of beneficial interest (the "Shares") of OPTI-flex® DYNAMIC Fund (the "Fund"), the only currently outstanding series of PROACTIVE Asset Allocation Funds (the "Trust"), owned by the undersigned shareholder(s) at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. on Friday, September 30, 2005 at 3401 Technology Dr., Suite 200, Lake Saint Louis, Missouri 63367 and at any adjournment thereof.  The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting.  If no specification is made below, this proxy will be voted in favor of each listed proposal (including each nominee for Trustee).

The Board of Trustees recommends voting for each Proposal.

1.

Election of Trustees of the Trust

Nominees: The Honorable Joseph J. DioGuardi and Messrs. Peter T. Endler,

Stephen J. Jones and

Charles M. White

For All Nominees

Withhold All Nominees

Withhold Those Listed Below

Instruction: To withhold authority to vote for any individual nominee, please print his name below:

2.

A.

Approval of new Investment Advisory Agreement:

For

       Against

        Abstain

B.

Approval of New Investment Subadvisory Agreement:

For

       Against

        Abstain

Please sign and date this proxy and return it promptly in the enclosed envelope.

         Dated: September

, 2005

         Dated: September

, 2005

Joint Tenant (if any)

Please check here

 if you are planning to attend the Special Meeting of

Shareholders.

Please check here

 if you have comments and please use the back of this

proxy for your comments.

[NOTICE OF MEETING]

PROACTIVE ASSET ALLOCATION FUNDS

OPTI-flex® DYNAMIC FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of PROACTIVE Asset Allocation Funds' OPTI-flex® DYNAMIC Fund (the "Fund"), a registered investment company, will be held at the offices of the Fund, 3401 Technology Drive, Suite 200, Lake Saint Louis, Missouri 63367 on Friday, September 30, 2005 at 9:00 a.m., for the following purposes:

1.

To elect a Board of Trustees

2.

To consider and approve (a) a new Investment Advisory Agreement between the Fund and Illington Fund Management, Inc. and (b) a new Investment Subadvisory Agreement between Illington Fund Management, Inc. and PROACTIVE Money Management, Inc.

At such meeting, only shareholders of record at the close of business on August 31, 2005 will be entitled to vote.

You may attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience.

YOUR PARTICIPATION, IN PERSON OR BY PROXY, IS IMPORTANT.  BUSINESS MAY BE TRANSACTED ONLY IF A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE PRESENT IN PERSON OR BY PROXY.

By Order of the Board of Trustees

Tonjua G. Donnelly, Secretary

September 2, 2005

PROXY STATEMENT

SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Trustees (the “Board”) of PROACTIVE Asset Allocation Funds (the "Trust") and its only currently outstanding series, OPTI-flex® DYNAMIC Fund (the  "Fund"), for use at a Special Meeting of shareholders (the "Meeting"), or any adjournment thereof, to be held at 9:00 a.m. on Friday, September 30, 2005 at the Fund's offices at 3401 Technology Drive, Suite 200, Lake Saint Louis, MO 63367.  This proxy statement and the enclosed proxy card are expected to be mailed on or about September 2, 2005, to shareholders of record at the close of business on August 31, 2005 (the "Record Date"). On the Record Date, the Fund had outstanding shares of beneficial interest.  Shareholders will be entitled to one vote on each matter for each share that they own on the Record Date.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum and the presence of a quorum is necessary for the transaction of business. Abstentions and broker “non-votes” will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted in determining whether matters to be voted upon at the meeting have been approved.

The election of the nominees for Trustee described under Proposal 1 requires the affirmative vote of a majority of shares present at the meeting either in person or by proxy.  The proposed new investment advisory arrangements described under Proposals 2A and 2B require approval by a "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").  Under the 1940 Act, such approval means the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Meeting in accordance with the directions on the proxies.  Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted and will therefore have the effect of a vote "against".

A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting.  The cost of soliciting proxies, which is estimated at $250.00, will be paid by the Fund’s current investment adviser or new investment adviser, not by the Fund.  In addition to the solicitation by mail, officers of the Fund may ask shareholders in personal conversations or by telephone or telecopy to return proxies.

IN ORDER TO ASSURE A QUORUM AT THE MEETING, IT IS REQUESTED THAT SHAREHOLDERS WHO WILL NOT ATTEND THE MEETING SIGN AND RETURN A PROXY AS EARLY AS POSSIBLE.

ANNUAL REPORT

The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 2004, has previously been furnished to all shareholders.  The Fund will provide, without charge, additional copies to any requesting shareholder who calls the following toll-free number: 1-888-776-2284.

OWNERSHIP OF SHARES

Officers and Trustees of the Fund own approximately ____% of the Fund's outstanding shares.

Shareholders known by the Fund to own of record more than 5% of the outstanding shares of the Fund on the Record Date, and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address

Shares Owned

Percentage

of Shareholder

Jeffrey J. Unterreiner

__________

_____%

21 Hawk Ridge Circle

Lake Saint Louis, MO 63367

Helene C. Hoffmann

_________

_____%

11901 Old St. Charles Rd.

Bridgeton, MO  63044

Richard & Deitt Woemmel

_________

_____%

#2 Berkshire Ct.

St. Charles, MO  63301

To the Fund's knowledge, no other person beneficially owned more than 5% of the outstanding shares of the Fund on the Record Date.

BACKGROUND AND PURPOSE OF THE MEETING

Jeffrey J. Unterreiner has served the Fund as its portfolio manager since August 9, 2002, first through PROACTIVE Money Management, Inc. (“PMM”) and then since February 1, 2003 through Proactive’s affiliated company, PROACTIVE Financial Services, Inc. (“PFS”), the Fund’s current investment adviser. Both PMM and PFS are controlled by Jeffrey J. Unterreiner.

Recently, Mr. Unterreiner and Illington Fund Management, Inc. (“Illington”) reached an agreement in principle calling for Mr. Unterreiner to sell his interest in PFS to Illington and for Illington to seek the approval of the Trust’s Trustees and the Fund’s shareholders to have Illington become the Fund’s investment adviser. In addition, Illington would, again subject to Trustee and shareholder approval, retain PMM as subadviser for the Fund and Mr. Unterreiner would continue as the Fund’s portfolio manager.  None of the foregoing activities resulted in an “assignment” of the Fund’s investment advisory agreement with PFS (which would, under relevant law, have automatically terminated the agreement).  Instead, the independent Trustees of the Trust considered the situation in order to determine the best course of action in the interests of the Fund’s shareholders, as more fully described below.

Illington is an independently owned investment advisory organization which has its principal offices at 427 Bedford Road, Pleasantville, N.Y. It has been registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004. It invests and advises in excess of $1.5 billion in client assets through managed accounts, fund vehicles and consulting agreements.

Mr. Unterreiner and Illington believe that the proposed new investment advisory arrangements described in Proposals 2A and 2B will permit continuity for the management of the Fund as well as enhance the Trust’s ability to offer additional investment company opportunities to the investing public. It is contemplated that Mr. Unterreiner would also be retained by the Fund and/or Illington as a consultant on a basis to be determined in order to enhance the continuity to be derived from his serving as portfolio manager.

The proposed new investment advisory arrangements were presented to and considered by the Board, a majority of whom are not “interested persons” of the Trust or the Fund as defined in the 1940 Act (the “Independent Trustees”). The Independent Trustees, consisting of Arnold Tennant and Robert Lange, requested and were provided with the information required by the 1940 Act to be furnished to fund directors or trustees in connection with approving an investment advisory agreement or an investment subadvisory agreement. The Independent Trustees also consulted with legal counsel to the Trust. After review of the proposed arrangements, which included (a) interviews with the Trustee nominees named in Proposal 1, as well as with Mr. Unterreiner and representatives of Illington, (b) discussions with legal counsel, and (c) a series of formal and informal meetings with and without Mr. Unterreiner’s presence or participation, the Independent Trustees, at a meeting held on August ___, 2005, unanimously approved the proposed new investment advisory arrangements and directed that they be submitted for approval by the Fund’s shareholders.

The Independent Trustees also considered the fact that if the new investment advisory arrangements are approved by the shareholders, the Trust’s and the Fund’s management and operations would be moved from Lake Saint Louis, Missouri to Pleasantville, NewYork, to be coordinated with Illington’s. As a result, Messrs. Tennant and Lange determined not to continue as Trustees; instead, they have considered candidates to succeed them as Trustees and are recommending to the shareholders the persons identified and described in Proposal 1. In their determination, the Independent Trustees noted that three of the four nominees are not “interested persons” as described above. In addition, the composition of the Board of Trustees if Proposal 1 is approved would be such that the Board would have as its Independent Trustees a financial expert in Mr. Endler, an accounting and governance expert in Mr. DioGuardi and an attorney in Mr. Jones (who is also a judge). Also, Mr. White would bring over 20 years of investment management experience to the Board including his history as Assistant Controller of the City of Boston.

If Proposal 1 is approved by the shareholders the nominees would immediately take office and Messrs. Tennant and Lange would cease to be Trustees.

Investment Company Act of 1940 Considerations

Section 15(f) of the 1940 Act permits an investment adviser to a fund to benefit from the sale of its business to another, thereby resulting in the assignment of the fund’s investment advisory agreement with such adviser, but only so long as (a) for at least three years thereafter at least three quarters of the fund’s board of trustees are Independent Trustees and (b) no unfair burden is imposed on the fund. As noted above, no assignment of the Fund’s current Investment Advisory Agreement will occur prior to the implementation of the proposed new investment advisory arrangements. Therefore, section 15(f) is not applicable. However, being mindful of the merits of this law, Illington has proposed, and the nominees for Trustee have agreed, that the Trust will be governed as if section 15(f) did apply. In addition, the current Trustees have, with the advice of counsel, determined that none of the proposed arrangements involves the imposition of an unfair burden on the Fund.

PROPOSAL 1 - ELECTION OF TRUSTEES

The Board, which oversees the Trust and the Fund, provides broad supervision over the affairs of the Fund. The Fund’s investment adviser is responsible for the investment management of the Fund, including retention of any sub-adviser, and for providing a variety of other administrative services to the Fund. The officers of the Fund are responsible for its operations.

The Fund does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that a Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Four Trustees are to be elected to serve on the Board until their successors have been elected and qualify for office. The nominees are: The Honorable Joseph J. DioGuardi and Messrs. Peter T. Endler, Stephen J. Jones and Charles M. White. The business address for each is 427 Bedford Road, Pleasantville, NY 10570. The following table sets forth information about each of the nominees, including age, principal occupation and business experience for at least the past five years.

Name, Address and Age of Nominee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Nominee[1].
“Non-Interested” Trustee Nominees
Joseph J. DioGuardi, 64

Since 1989, founder and principal of Truth in Government, a nonpartisan organization seeking federal fiscal and accounting reforms. Professional Certified Public Accountant since 1965. Member of the United States House of Representatives, 1985-1989. Graduate of Fordham University, with honors.

Director and Audit Chairmen, Medical Capital Management Corporation, a healthcare financing company headquartered in Anaheim, California, since 2000.
Peter T. Endler, 47

Consultant and professional investor. President and Chief Operating Officer, Media Vault, Inc., a technology company developing and commercializing new media marketing products and web sites, 1999-2001. Vice President, Fixed Income, specializing in preferred stocks, Goldman Sachs, NatWest and Salomon Brothers, 1985-1995. Graduate of Boston University.

None
Stephen J. Jones, 40

Managing Partner, Jones Sledzik Garneau & Nardone, LLP, a law firm, where he focuses on corporate matters and commercial transactions. Mr. Jones also serves as a Judge in the New York State Unified Court System and as outside general counsel to various companies. Graduate of Williams College and Fordham University School of Law.

None
“Interested” Trustee Nominee
Charles M. White2., 47

Executive Vice President and Director of Investments, Illington Fund Management LLC, the proposed new investment adviser to the Fund, since 2005. Formerly Chief Investment Strategist for Merriman, Curhan, Ford & Company, an investment banking and investment advisory firm, 2003-2004. Vice Chairman and head of portfolio management and both stock and bond selection committees, Avatar Associates, a registered investment advisor, 1988-2003.  Assistant City Auditor, City of Boston, 1984-1988, where he restructured and selected managers for the City’s retirement fund.  Graduate and recipient of bachelor’s degree in finance and economics and master’s degree in public management and finance from the Boston University School of Management.

None

Each nominee has agreed to serve as a Trustee if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion.

1.

This column includes all directorships that are held by each trustee as a director of public company or a registered investment company (other than the Trust and the Fund).

2.

 Charles M. White will, if elected as a Trustee and if the proposed investment advisory agreement with Illington is approved, be an "interested person" of the Trust by virtue of his position with Illington.

TRUSTEES AND EXECUTIVE OFFICER

The current Trustees and executive officer of the Trust are listed below.  Each individual has held the office shown or other offices in the same company for the last five years.  The business address for each is 3401 Technology Dr., Suite 200, Lake Saint Louis, MO 63367. Each person who is an "interested person" (as defined in the 1940 Act) by virtue of their affiliation with either the Fund, the Trust or the current or proposed investment adviser is indicated by an asterisk (*).

The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

Name and Age	Position Held	Year First Elected A Trustee	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
“Non-Interested” Trustees
Robert Lange, ##	Trustee	1996	Retired November 1982 as an Engineering Director for Monsanto Company, a chemical company.	1	None
Arnold Tennant, 62	Trustee	1998	President, Tennant Capital Management, Inc., an investment advisor, since May 1996; Representative, Clearing Services of America, a broker-dealer, from May 1996 to March 1999.	1	None
"Interested" Trustee[3]
Jeffrey J. Unterreiner*, 33	Trustee/ Chairman and President	1996	President, PROACTIVE Financial Services, Inc. since October 1994; President, PROACTIVE Money Management, Inc. from July 1997 to December 2002. Portfolio Manager of the Fund since February 28, 2002.	1	None

1 Trustees and Officers of the Trust serve until their resignation, removal or retirement.

2 This column includes all directorships that are held by each trustee as a director of a public company or a registered investment company (other than the Trust and the Fund).

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's present or proposed investment adviser or affiliated entities.

* Jeffrey J. Unterreiner is deemed an "interested person" of the Trust by virtue of his position as President of the Fund’s current investment adviser and distributor.

FUND SHARES OWNED BY TRUSTEES AND NOMINEES

As of the Record Date for the Meeting, no Trustee or nominee for Trustee owned any shares of the Fund except for Jeffrey J. Unterreiner, whose share ownership position has a value of over $100,000. However, each nominee for Trustee has expressed a desire to become a shareholder in the near future in recognition of the desirability of having trustees be investors in the funds they serve.

The following table shows the compensation paid by the Fund to the current Trustees of the Fund during the fiscal year ended December 31, 2004:

TRUSTEE COMPENSATION TABLE

Pension or
		Retirement	Estimated
		Benefits	Annual
	Aggregate	Accrued as	Benefits
	Compensation	Part of	Upon
Trustee	from Fund	Fund Expenses	Retirement	Total
Jeffrey J. Unterreiner	None	None	None	None
Robert Lange	$2,000	None	None	$2,000
Arnold Tennant	$4,000	None	None	$4,000

The Trust pays each Trustee who is not an "interested person" an annual fee of $2,000, plus $150 for each meeting of the Board attended. The Board held four meetings during the Fund's fiscal year ended December 31, 2004 (the "2004 fiscal year") and all Trustees attended each meeting during their term of service. All other officers and Trustees serve without compensation from the Trust. If elected, the new Board expects to consider the appropriateness of the current level of Trustee compensation.

The Board has a standing audit committee consisting of Messrs. Lange and Tennant. Each member of the audit committee is paid $250 per quarter and $100 for each meeting attended. The audit committee met four times during the 2004 fiscal year and each member attended each meeting during his term of service. The audit committee reviews the financial condition and the auditing of the financial statements of the Fund and recommends the selection of the Fund's independent public accountants. The Board does not have a standing nominating or compensation committee because the matters typically assigned to such committees are not as regular or frequent as with the audit committee. Instead, the Independent Trustees are responsible for such matters.

PROPOSAL 2A - INVESTMENT ADVISORY AGREEMENT AND PROPOSAL 2B – INVESTMENT SUBADVISORY AGREEMENT

Introduction

See “Background and Purpose of the Meeting” above for a description of the events leading to these Proposals, which are to be voted on as separate items but are interdependent, i.e., neither will be implemented unless the other is also approved by the shareholders.  Therefore, if both Proposal 2A and Proposal 2B are approved, PFS would be succeeded as the Fund’s investment adviser by Illington, PMM would become the Fund’s subadviser and Jeffrey J. Unterreiner would continue uninterrupted as the Fund’s portfolio manager. Illington would so serve pursuant to an Investment Advisory Agreement (the “Proposed Advisory Agreement”) in the form attached to this proxy statement as Exhibit A. The proposed Investment Subadvisory Agreement between Illington and PMM is attached to this proxy statement as Exhibit B.

Proposal 2A and Proposal 2B

In considering the proposed new arrangement, the Independent Trustees determined that they would consider same as an entirety, recognizing that it would not be appropriate to implement either Proposal unless its counterpart were also approved. In considering this, they noted that, except for the identity of the corporation serving as investment adviser, there is to be no change whatsoever between the existing investment advisory agreement with PFS and the Proposed Advisory Agreement, including no change in the advisory fee to be paid by the Fund. The Independent Trustees also noted that while the proposed new investment advisory arrangements include having Illington retain PMM as subadviser, the subadvisory fee to be paid to PMM would be paid by Illington and would not be an additional cost to the Fund. In addition, the Trustees observed that the actual management of the Fund’s assets would continue to be performed by Jeffrey J. Unterreiner as portfolio manager.

Other factors were considered by the Independent Trustees in their deliberations. They requested from PFS and PMM and separately from Illington a great deal of information of the type they had historically requested in connection with their annual consideration of renewing the then-existing investment advisory agreement. They also considered such facts as that Illington is a larger and better capitalized company than PFS or PMM and can be expected to offer the Trust greater opportunities for growth of the Fund through enhanced marketing efforts, as well as the fact that Illington was willing to assume responsibility for the Trust and the Fund without any increase in the costs of services to be provided to the Trust and the Fund. They also reviewed and considered the nature, extent and quality of the services to be provided by Illington on the one hand and PMM on the other. The Trustees concluded that the two entities jointly could offer services that would at a minimum be comparable to the existing services and had the possibility of being more extensive at no additional cost. In their consideration of the investment performance of the Fund, they noted particularly their satisfaction with the performance heretofore provided by Mr. Unterreiner and the fact that there would be no change in the investment decision making process. In considering the costs of services to be provided and profits to be realized by the two advisory firms from their relationship with the Fund, they noted that the Fund’s assets are such that it does not pay very significant investment advisory fees ($28,007 for 2004 and $19,897 for 2003) and service fees ($24,345 for 2004 and $17,179 for 2003) and therefore is at best only minimally profitable to its investment adviser. In view of the fact that the Fund has less than $10 million of net assets and the fact that the existing fee arrangements will produce lower fee rates when assets reach $20 million, the Independent Trustees were satisfied that appropriate consideration has been given to the extent to which economies of scale would be realized if and when the Fund grows. Based on their knowledge and experience, as well as on information provided to them from time to time during the course of their serving as Trustees, the Trustees believed that the fees and expenses of the Fund are comparable to those of funds with similar investment objectives and asset levels, and accordingly they did not specifically seek to compare such costs with those of other registered investment companies or other types of clients (e.g., pension funds and other institutional investors).

Board of Trustees Recommendations. After careful consideration, the Independent Trustees voting separately and then the entire Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the proposed new investment advisory arrangements and submit the Proposed Advisory Agreement and the proposed Investment Subadvisory Agreement (the “New Agreements”), with recommendations for approval, to the shareholders for vote at the Meeting.

Effective Date of Proposed New Agreements.  If shareholders approve the New Agreements, they are planned to take effect upon the effectiveness of the Fund’s registration statement and prospectus currently on file with the Securities and Exchange Commission, which is expected to occur in mid-October 2005.

The existing investment advisory agreement with PFS, which was approved by the Fund's shareholders on January 31, 2003 and the continuance of which was approved by the Independent Trustees and the Board on February 17, 2005, will by its terms continue in effect until February 17, 2006 unless earlier terminated upon the effectiveness of the Proposed Advisory Agreement.  If the shareholders do not approve the Proposed Agreement, the Board will have to consider what action to take, which may include seeking a new investment adviser or liquidating the Fund.

The principal terms of the Proposed Advisory Agreement, which are identical to the existing investment advisory agreement, and of the Investment Subadvisory Agreement are described below.

Investment Advisory Agreement (Current and Proposed)

Pursuant to the Fund's investment advisory agreement, the adviser, subject to the supervision of the Board and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, and disposition of securities. The adviser is specifically authorized, at its own expense, to employ one or more subadvisers.

The adviser is obligated to keep certain books and records of the Fund.  The adviser also administers the Fund’s corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and disbursing agent.  The management services of the adviser are not exclusive under the terms of the agreement and the adviser are free to render management services to others.

The adviser may use its resources to pay expenses associated with the sale of the Fund’s shares.  This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund’s shares.  However, the Fund does not pay the adviser any separate fees for this service.

Each agreement provides for an initial term of two years and also provides that it is to remain in force thereafter only so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the issued and outstanding shares of the Fund, and in either case by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewal.

The agreement provides that the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  The agreement will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by the Fund, by the Trustees of the Fund, or by the adviser.

Advisory Fees

The adviser earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund’s first $500 million in average net assets and 0.65% of the Fund’s average net assets in excess of $500 million.

For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid advisory fees to the present adviser totaling $28,007, $19,897 and $46,505, respectively.

Investment Subadvisory Agreement

Pursuant to the Investment Subadvisory Agreement, the Illington would retain PMM to see to the investment and reinvestment of the Fund’s assets, subject to the control and direction of Illington and the Trust’s Board of Trustees. PMM’s primary responsibilities would include furnishing a continuous investment program, including determining what securities are to be purchased, sold or exchanged and what portion of the Fund’s assets are to be held uninvested, all in conformity with the stated objective and policies of the Fund.

The Investment Subadvisory Agreement has substantially the same provisions as those described above for the Proposed Advisory Agreement and relating to initial term, continuation and renewal, potential liability and termination.

Subadvisory Fee

For PMM’s services as Subadviser, Illington would pay PMM a fee equal to 50% of the net advisory fees received by Illington from the Fund under the Proposed Advisory Agreement.

Expenses

The Fund pays: the fees of the Trust’s independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the adviser; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the shares’ distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund’s custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the adviser under the investment advisory agreement and other miscellaneous expenses.

PFS and the Fund have an agreement whereby PFS assumes responsibility for paying all expenses of the Fund (other than the advisory fee and a 1% distribution fee) in consideration for receiving a “universal services fee” equal to 0.65% of the Fund's first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  As a result, the overall Fund expenses have remained at 2.40%.  If the Proposed Advisory Agreement is approved and implemented, Illington would continue this arrangement.

Organization and Ownership of PFS, Illington and the Proposed Subadviser

PFS was incorporated in October 1994 and maintains its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO 63367.  Jeffrey J. Unterreiner owns all of its outstanding voting stock.  Its officers and directors are: Jeffrey J. Unterreiner, President, Principal Executive Officer and a Director, and Tonjua G. Donnelly, Vice President, Secretary/Treasurer and a Director.  Jeffrey J. Unterreiner is Chairman, President and a Trustee of the Trust.  Tonjua G. Donnelly is the Secretary/Treasurer of the Trust.  Mr. Unterreiner has entered an agreement to sell all outstanding shares of PFS to Illington if Proposals 2A and 2B are approved by the Fund shareholders.

Illington commenced operations in January 2003 and maintains its principal offices at 427 Bedford Road, Pleasantville, NY 10570. Douglas L. Brennan is Illington’s Chairman and Chief Executive Officer. That is his principal occupation, and his address is the same as Illington’s. Illington’s principal parent (more than 75% ownership interest) is BBP Associates LLC, the address of which is the same as Illington’s. BBP Associates’ controlling members are Mr. Brennan and James J. Bowe, President of Illington.

PMM, the proposed Subadviser, was incorporated in January, 1980 and maintains its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO 63367.  PMM is a wholly owned subsidiary of Security Research Associates, Inc., which is controlled by Jeffrey J. Unterreiner through the ownership of voting common stock.  PMM’s officers and directors are: Jeffrey J. Unterreiner, President, Principal Executive Officer and a Director, Tonjua G. Donnelly, Vice President, Secretary and a Director, and Desila Merry, Treasurer.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSED ARRANGEMENTS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2A AND PROPOSAL 2B.

INDEPENDENT PUBLIC ACCOUNTANTS

The Trust has engaged Cohen McCurdy, Ltd. as independent auditors for 2005. Previously, McCurdy & Associates, CPA’s, Inc., an affiliate of Cohen McCurdy, served as the Trust’s independent auditors. The change in auditors did not involve any substantive change, since the same partners, managers and other personnel of the two audit firms continued with the engagement after the change as before.

Audit Fees.  The auditors billed aggregate fees to the Trust in the amount of $ ------- and $ ------for its two most recent fiscal years, 2005 and 2004, respectively, for professional services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.  Audit-related fees are for assurance and related services that are reasonably related to the performance of the auditors’ review of the Funds' financial statements and are not reported under the prior category.  Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  The Trust’s auditors did not bill any such audit-related fees in the Fund's fiscal 2004 or 2003 to the Fund or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The auditors did not bill any such amounts in the Fund’s fiscal 2004 or 2003 to the Fund or to the Fund's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

All Other Fees.  All other fees would include products and services provided by the auditors other than the services reported under the prior three categories. Such fees would include the cost attending audit committee meetings.  The auditors did not bill any such fees in the Fund's fiscal 2004 or 2003 to the Fund.

During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund. In addition, the Audit Committee is expected soon to delegate pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

The auditors did not bill any non-audit amounts in fiscal 2004 or 2003 to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

The Fund’s current Audit Committee has considered in principle whether the provision of non-audit services rendered to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund and not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X would be compatible with maintaining the principal accountant's independence.  (No such services were, however, rendered.)

Representatives of Cohen McCurdy, Ltd. are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

SUBMISSION OF CERTAIN PROPOSALS

Proposals of shareholders which are intended to be presented in a proxy statement for a future solicitation of proxies must be received by the Fund a reasonable amount of time prior to the Fund's solicitation of proxies.

By Order of the Board of Trustees

Tonjua G. Donnelly

Secretary

September 2, 2005

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

PROACTIVE ASSET ALLOCATION FUNDS’

OPTI-flex® DYNAMIC FUND

and

ILLINGTON FUND MANAGEMENT LLC

This Agreement (this “Agreement”) is made the _____ day of October, 2005, by and between the  OPTI-flex® DYNAMIC FUND (the “Fund”), a series of the PROACTIVE ASSET ALLOCATION FUNDS, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, operating as an open-end investment company (the “Trust”), and ILLINGTON FUND MANAGEMENT LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Adviser").

W I T N E S S E T H :

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

WHEREAS, the Adviser is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust desires to retain the Adviser to render investment and supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

I

INVESTMENT RESPONSIBILITY

(1)

In providing the services and assuming the obligations set forth herein, the Adviser may, at its expense, employ one or more subadvisers.  References herein to the Adviser shall include any subadviser employed by the Adviser.  Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

The Trust hereby retains the Adviser to supervise and assist in the management of the assets of the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets, including:

a.

Recommendations as to specific securities to be purchased for or eliminated from the Fund, and

b.

Recommendations as to the portion of the Fund's assets that should be held uninvested.

(2)

Notwithstanding the generality of the foregoing, the Adviser may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

(3)

The Adviser shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund.  Acting through a person so authorized by the Trust, the Adviser shall place such orders for the Fund.

(4)

Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Adviser shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund.  In seeking such best price and execution, the Adviser shall use its own judgment as to the implementation of its own investment recommendations, including the Adviser's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

(5)

The Adviser shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

a.

Secure best price and execution on purchases and sales for the Fund; and

b.

Secure supplemental research and statistical data for use in making its recommendations to the Fund.

(6)

The Adviser shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data.  The use of such discretion shall be subject to review by the Trustees of the Fund at any time and from time to time.  The Fund, acting by its Trustees, may withdraw said discretion of the Adviser at any time, and may direct the execution of Fund transactions for the Fund in any lawful manner different from that provided for herein.  Until a decision is made to withdraw or limit the discretion herein granted, the Adviser shall not be liable for any loss suffered by the Fund through the exercise by the Adviser of that discretion unless the Adviser shall be guilty of gross negligence or willful misconduct.

II

ADMINISTRATIVE RESPONSIBILITY

During the term of this Agreement, the Adviser shall provide the Fund with a continuous program of general administration including:

a.

Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

b.

The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

c.

The supervision of accounting and of records and record-keeping for the Fund;

d.

The preparation and distribution of mandatory reports to its shareholders and regulatory bodies;

e.

The supervision of the daily “net asset value” of the Fund;

f.

The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

g.

Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.

III

ALLOCATION OF EXPENSES

The Adviser shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons of the Adviser; and fees for supplementary advisory and research services performed for the Adviser.  The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

a.

The Fund's pro rata share of the fees and expenses of counsel in connection with the organization of the Fund.

b.

The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

c.

The Fund's pro rata share of the compensation or fees of the Fund's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

d.

Income, franchise, stock transfer and other taxes attributable to the Fund.

e.

Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

f.

The Fund's pro rata share of any insurance or bond premiums.

g.

The Fund's pro rata share of association dues or assessments.

h.

Brokerage fees or commissions on all Fund transactions.

i.

The Fund's pro rata share of interest on borrowed funds or otherwise.

j.

Any extraordinary expenses attributable directly to the Fund.

IV

COMPENSATION

The Fund shall pay the Adviser a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

(a)

The annual advisory fee (the "Fee") shall be equal to the sum of (i) .75% of the Fund's first $500,000,000 in average daily net assets, and (ii) .65% of the Fund's average daily net assets in excess of $500,000,000.

(b)

The amounts due to the Adviser in payment of the Fee set forth above will be accrued daily and shall be paid to the Adviser in pro rata monthly installments due and payable on the first business day of each calendar month.

V

DURATION AND TERMINATION

(1)

The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years.  Thereafter, this Agreement shall continue in effect from year to year; provided that, (a) such continuation shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and (b) the Adviser shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term of this Agreement that it does not desire such continuation.  The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(2)

This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

(3)

Notwithstanding anything to the contrary stated in this Section V, this Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party; provided, that, in the case of termination by the Fund, such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

VI

MISCELLANEOUS

(1)

The Adviser shall not deal with the Fund as broker or dealer but the Adviser may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Adviser, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, 1 per centum of the purchase or sale price of such securities if the sale is otherwise effected.  In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Adviser nor any officer or director of the Adviser shall act as a principal.

(2)

Except as otherwise set forth in this Agreement, nothing herein shall in any way limit or restrict the Adviser or any of its officers, members or employees   from buying, selling or trading in any security for its or their own account.  Neither the Adviser nor any officer or director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment.  However, the Adviser may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

(3)

The Adviser may act as investment adviser to and may provide management services for, other investment companies and may engage in businesses that are unrelated to investment companies without limitation, provided the performance of such services and the transaction of such businesses does not impair the Adviser's performance of its obligations under this Agreement.

(4)

The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

(5)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act.  Specifically, the terms "vote by a majority of the outstanding voting securities", "annually", "interested person", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended.  In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(6)

The Trust will provide the Adviser with all information concerning the investment policies and restrictions of the Fund as the Adviser may from time to time request or which the Trust deems necessary.  In the event of any change in the investment policies or restrictions of the Trust, the Fund will promptly provide Adviser with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

(7)

The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

(8)

Except to the extent the provisions of this Agreement are governed by federal law, they shall be governed by the laws of New York, without reference to its choice of law rules.

(9)

This Agreement represents the entire agreement between the parties hereto.

(10)

This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ILLINGTON FUND MANAGEMENT LLC

By: _______________________________
       Name:
      Title:

PROACTIVE ASSET ALLOCATION FUNDS

By: _______________________________
      Name:
     Title:

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

This Investment Subadvisory Agreement (this “Agreement”) is effective the __ day of October 2005 by and between Illington Fund Management LLC, a Delaware limited liability company (the “Adviser”), and PROACTIVE Money Management, Inc., a Missouri corporation (the “Subadviser”).

RECITALS

A.

PROACTIVE Asset Allocation Funds is a trust organized and existing under the laws of the Commonwealth of Massachusetts (the “Trust”).

B.

The OPTI-flex® DYNAMIC FUND (the “Fund”), is a series of the Trust, and is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).

C.

The Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the 1940 Act.

D.

The Adviser has been retained by the Trust to provide investment advisory services to the Fund.

E.

The Adviser desires to retain the Subadviser to furnish it with Fund management services in connection with the Adviser’s investment advisory activities on behalf of the Trust, and the Subadviser is willing to furnish such services to the Adviser, in the manner and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants of the parties herein, the parties agree as follows:

I

INVESTMENT RESPONSIBILITY

In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, attached hereto as Exhibit A (the “Advisory Agreement”), the Adviser hereby appoints the Subadviser to perform the Fund management services described herein for the investment and reinvestment of the Fund’s assets, subject to the control and direction of the Adviser and the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth.  The Subadvisor shall provide the Adviser with such investment advice and supervision, as the latter may from time to time consider necessary and appropriate for the proper supervision of the Fund’s investment assets.  The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged for the account of the Fund and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust’s Declaration of Trust and By-Laws, as each may be amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the 1940 Act and to the Fund’s then-current prospectus.  In particular, the Subadvisor shall: (i) continuously review, supervise and administer the investment program of the Fund; (ii) monitor regularly the relevant securities for the Fund (all such designated securities to be as defined from time to time in the Fund’s current prospectus) to determine if adjustments are warranted and, if so, so make such adjustments on a periodic basis; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Fund in balance with its designated investment strategy; and (iv) render regular reports to the Fund’s officers and the Trust’s Trustees concerning the Subadvisor’s discharge of the foregoing responsibilities.  The Subadvisor shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s securities shall be exercised.  The Subadvisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and, in particular, to place all orders for the purchase or sale of Fund securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Subadvisor is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.  In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Fund, in its best judgment, prompt execution in an effective manner at the most favorable price.  Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadvisor or the Fund, subject to any applicable laws, rules and regulations.

It is fully understood and agreed, however, that the Adviser has all ultimate investment advisory responsibilities for the Fund, including the review, ordering and execution of trades, which include the responsibilities set forth in the Advisory Agreement.

II

ALLOCATION OF EXPENSES

The Subadvisor shall furnish at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under Section I above.  It is understood that the Fund will pay all of its own expenses including, without limitation, compensation and out-of-pocket expenses of Trustees of the Trust not “affiliated” with the Subadvisor or the Adviser; governmental fees; interest charges; taxes; fees and expenses of independent auditors and legal counsel; expenses of preparing reports to governmental officers and commissions; expenses in connection with the execution, recording and settlement of Fund security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of the funds and securities and maintaining required books and accounts, expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of the shares of the Fund.

III

COMPENSATION

For the services to be rendered by the Subadvisor hereunder, the Adviser shall pay to the Subadvisor a fee, based on advisory fees actually received by the Adviser, payable in monthly installments, and equal to 50% of Net Advisory Fees (as defined below).  For purposes hereof, “Net Advisory Fees” are defined as advisory fees actually received by the Adviser from the Fund pursuant to the Advisory Agreement (net of fee waivers and expense reimbursements due to expense caps), less any revenue sharing and asset-based fees paid to broker/dealers or custodians with assets in the Fund. Net Advisory Fees are expected to be paid to the Adviser by the Fund on a monthly basis, and the Adviser shall pay Subadvisor its portion promptly upon receipt.

IV

COVENANTS OF THE SUBADVISOR

The Subadvisor agrees that it will not deal with itself, the Board of Trustees of the Trust or the Adviser in making purchases or sales of securities or other property for the account of the Fund, and except as permitted by the 1940 Act, will not take a long or short position in the holdings of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current prospectus of the Fund relative to the Subadvisor, Adviser and the Fund’s Trustees and officers.

V

LIMITATION OF LIABILITY OF THE SUBADVISOR

The Subadvisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of Fund transactions for the Fund, except for misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.  As used in this Section V, the term “Subadvisor” shall include directors, officers and employees of the Subadvisor as well as the entity itself.

VI

ACTITIVES OF THE SUBADVISOR

Except as otherwise provided below, the services of the Subadvisor to the Adviser are not to be deemed to be exclusive, the Subadvisor being free to render investment advisory and/or other services to other parties.  It is understood that trustees, officers, employees and holders of interests of the Fund are or may become interested in the Subadvisor, as directors, officers, employees, shareholders or otherwise and the directors, officers and employees of the Subadvisor are or may become similarly interested in the Fund.

Except as otherwise approved in writing by the Advisor, the Subadvisor, Jeffrey J. Unterreiner or other portfolio manager of the Fund (if any) and any of their respective affiliates will not serve, during the term of this Agreement, as an investment adviser, subadviser, Fund manager or in a similar capacity to any mutual fund which is not within the PROACTIVE Asset Allocation Funds family that has fund characteristics similar to that of the Fund, which fund characteristics are more particularly described in the draft of the Prospectus of the Fund included as part of Post-Effective Amendment No. 12 to the Fund’s registration statement on Form N-1A, a copy of which has been delivered to the Subadvisor.  The Subadvisor shall cause its affiliates to agree in writing to the terms of the immediately preceding sentence.

VII

DURATION AND TERMINATION

A.

This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, except as otherwise provided below, shall remain in effect for a period of two years.

B.

This Agreement may be terminated immediately by the Adviser, by the Trustees of the Trust or by the “vote of  a majority of the outstanding voting securities” of the Fund upon the occurrence of any of the following events:

(1)

the continuance of this Agreement after such two-year term is not “specifically approved at least annually” (a) by the vote of a majority of the Trustees who are not “interested persons” of the Fund or of the Subadvisor or the Adviser at the meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by “vote of a majority of the outstanding voting securities” of the Fund.  However, if the shareholders of the Fund fail to approve this Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder;

(2)

a material breach of this Agreement by the Subadvisor:

(3)

the falsity in any material respect of any warranty, representation or statement made by or on behalf of the Subadvisor in connection with this Agreement;

(4)

there is an “assignment” of this Agreement;

(5)

Jeffrey J. Unterreiner or a Fund manager supervised by Mr. Unterreiner and approved by the Adviser in writing (which approval shall not be unreasonably withheld) fails to serve as the day-to-day Fund manager of the Fund for any reason, including without limitation, his death or disability, or the termination of his employment by the Subadvisor:

(6)

the Advisory Agreement is terminated or not renewed.

A.

This Agreement may be terminated at any time by the Adviser, by the trustees of the Trust or by the “vote of a majority of the outstanding voting securities” of the Fund, upon at least 30 days written notice to the Subadvisor.

B.

This Agreement may be amended only if such amendment is approved by the “vote of a majority of the outstanding voting securities” of the Fund and by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

C.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission thereunder.

VIII

FUND MANAGER

If a Fund manager (other than Jeffrey J. Unterreiner) approved by the Adviser in writing as specified in Section VII(B)(5) hereof is determined by the Adviser, in its sole discretion, to be unsatisfactory at any time after such approval, the Subadvisor may appoint another Fund manager to be a approved in writing by the Adviser to replace the unsatisfactory Fund manager with 90 days after the Subadvisor receives written notice of such dissatisfaction.

IX

MISCELLANEOUS

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

The holders of the record interests, Trustees, officers, employees and agents of the Fund shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

Except to the extent the provisions of this Agreement are governed by federal law, they shall be governed by the laws of New York without reference to its choice of law rules.

This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof.

This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

If there are any conflicts between the provisions of this Agreement and the provisions of the 1940 Act or the regulations promulgated thereunder, the provisions of the 1940 Act and such regulations shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ILLINGTON FUND MANAGEMENT LLC

By: _______________________________
       Name:
      Title:

PROACTIVE MONEY MANAGEMENT, INC.

By: _______________________________
      Name:
     Title:

00948171 00948171